Provident Financial Holdings, Inc.

Annual Meeting of Shareholders

November 19, 2015

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore and Roseville


San Luis Obispo
Kern
Santa Barbara
San Bernardino
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations**
- **Largest independent community bank headquartered in Riverside County, California**
- **Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Fiscal 2015 Highlights

- Net Income of $9.8 million or $1.07 per share, up 48% from $6.6 million or $0.65 per share last year.
- Mortgage banking loan production of $2.52 billion, up 27% from $1.99 billion last year.
- Originated and purchased $175.1 million in new loans held for investment, up 4% from last year.
- Continued improvement in asset quality.
- Ninth largest deposit market share in the Riverside – San Bernardino RMA; fourth largest of community banks.
- The Bank exceeds all regulatory capital requirements and is deemed "well-capitalized".
- Repurchased 785,000 shares under the May 2014, October 2014 and April 2015 stock repurchase plans.

Subsequent Events

- July 2015: Declared a quarterly cash dividend of $0.12 per share with a record date of August 11, 2015, which was paid on September 1, 2015.
- September 2015: The Bank's Board of Directors declared a $15.0 million cash dividend from the Bank to the Corporation, which was paid on September 30, 2015.
- October 2015: Earnings for the quarter-ended September 30, 2015 were $2.4 million, up 2% from the same quarter last year; but down 2% from the quarter ended June 30, 2015 (sequential quarter).
- October 2015: Declared a quarterly cash dividend of $0.12 per share with a record date of November 12, 2015, payable on December 3, 2015.
- October 2015: The Board of Directors authorized the repurchase of up to five percent of the Corporation's common stock, or approximately 421,633 shares, effective upon the completion of the April 2015 Stock Repurchase Plan.

Financial Highlights – Balance Sheet

Total Assets



(In Millions)
$1,500
$1,000
$500
$0

	06/30/11	06/30/12	06/30/13	06/30/14	06/30/15		09/30/15
Total Assets	$1,314	$1,261	$1,211	$1,106	$1,175		$1,177

Loans Held for Investment



(In Millions)
$1,500
$1,000
$500
$0

	06/30/11	06/30/12	06/30/13	06/30/14	06/30/15		09/30/15
Loans HFI, Net	$882	$797	$748	$772	$814		$806

Deposits



(In Millions)
$1,000
$500
$0

	06/30/11	06/30/12	06/30/13	06/30/14	06/30/15		09/30/15
Deposits	$946	$961	$923	$898	$924		$925

Financial Highlights – Earnings

Net Income (Loss)



(In Thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	FY2011	FY2012	FY2013	FY2014	FY2015		FY2016*
Net Income (Loss)	$13,220	$10,810	$25,797	$6,606	$9,803		$9,772

Diluted Earnings Per Share



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00

	FY2011	FY2012	FY2013	FY2014	FY2015		FY2016*
Diluted EPS	$1.16	$0.96	$2.38	$0.65	$1.07		$1.12

Return on Stockholders' Equity



20.00%
15.00%
10.00%
5.00%
0.00%

	FY2011	FY2012	FY2013	FY2014	FY2015		FY2016*
ROE	9.80%	7.58%	16.80%	4.31%	6.81%		6.96%

(*) Annualized results for the quarter ended September 30, 2015.

End

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ LISTED

www.myprovident.com